UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 24, 2021

Ford Credit Auto Lease Trust 2021-B

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-231819-07

Central Index Key Number: 0001880978

Ford Credit Auto Lease Two LLC

(Exact Name of Registrant/Depositor as Specified in Charter)

Commission File Number: 333-231819

Central Index Key Number: 0001519881

Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

Delaware

(State or Other Jurisdiction of Incorporation of the Registrant)

13-4347114

(IRS Employer Identification No. of the Registrant)

c/o Ford Motor Company — Ford Credit SPE Management Office World Headquarters, Suite 802 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 8.01                                           Other Events

In connection with the issuance by Ford Credit Auto Lease Trust 2021-B (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated September 21, 2021, which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Lease Two LLC (the “Registrant” or the “Depositor”), the documents listed in Item 9.01(d) below are being filed.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement.  Copies of the legality and tax opinions delivered by Katten Muchin Rosenman LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

Exhibit 5.1	Opinion of Katten Muchin Rosenman LLP with respect to legality.

Exhibit 8.1	Opinion of Katten Muchin Rosenman LLP with respect to federal income tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TWO LLC

By:	/s/ Nathan Herbert
Name:	Nathan Herbert
Title:	Secretary

Dated: September 24, 2021